                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           Farmers & Merchants Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------------

                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184



March 15, 2002


Dear Stockholder:

         The annual meeting of stockholders of Farmers & Merchants Bancorp (the Company) will be held this year at 121 West Pine Street, Lodi, CA, on Monday, April 15, 2002, at 4:00 p.m. We look forward to your attendance.

         The following proxy statement outlines the business to be conducted at the meeting, which includes the election of directors, the ratification of PricewaterhouseCoopers LLP as independent auditors and any other matters which properly come before the meeting.

         A copy of the Company's 2001 Annual Report to Stockholders is also enclosed.

         We hope you will be able to attend the meeting in person. A buffet consisting of hors d'oeuvres and refreshments will be served after the meeting. The directors and senior management greatly appreciate the interest expressed by our stockholders. Whether or not you plan to attend the meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the proxy statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.

Sincerely,



/s/ Ole R. Mettler                       /s/ Kent A. Steinwert
Ole R. Mettler                           Kent A. Steinwert
Chairman of the Board                    President and Chief Executive Officer

                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 15, 2002

To the Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Farmers & Merchants Bancorp, a Delaware corporation (the Company) will be held at its Main Office, 121 West Pine Street, Lodi, CA, on Monday, April 15, 2002, at 4:00 p.m. to:

1. Elect the following eleven (11) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified:

                  Stewart C. Adams, Jr.       Harry C. Schumacher
                  Ralph Burlington            Kevin Sanguinetti
                  Robert F. Hunnell           Kent A. Steinwert
                  Ole R. Mettler              Calvin (Kelly) Suess
                  James E. Podesta            Carl A. Wishek, Jr.
                  George Scheideman

2. Ratify the appointment of PricewaterhouseCoopers LLP by the Board of Directors, to act as independent auditors for the year ending December 31, 2002.

3. Act upon such other matters as may properly come before such meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 1, 2002 as the record date for determining the holders of the common stock of the Company entitled to notice of and to vote at the annual meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available at the office of the Secretary of the Company at 121 W. Pine Street, Lodi, CA for ten days prior to the meeting.

     You are strongly encouraged to attend the annual meeting. Please complete, sign and date, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the annual meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Donald H. Fraser
                                        Donald H. Fraser
                                        Secretary

Dated:  March 15, 2002

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
      TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN,
                      DATE AND PROMPTLY RETURN YOUR PROXY.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184

         This proxy statement is furnished to the stockholders of Farmers & Merchants Bancorp (the Company) in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the annual meeting of stockholders to be held on April 15, 2002, 121 West Pine Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof (the meeting). All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, proxy statement and formal proxy will be paid by the Company. This proxy statement and the enclosed proxy are being mailed to the Company's stockholders on or about March 15, 2002.

         This proxy statement outlines the business to be conducted at the annual meeting, which, includes the election of directors and the ratification of PricewaterhouseCoopers LLP as independent auditors.

Voting Rights and Vote Required

         Only stockholders of record at the close of business on March 1, 2002 (the record date), will be entitled to vote in person or by proxy. On that date, there were 701,248 shares of common stock outstanding and entitled to vote.

         Stockholders of common stock of the Company are entitled to one vote for each share held, except that in the election of directors, because of the application of Section 2115 of the California Corporation law, each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock held by such stockholder multiplied by the number of directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares and 11 directors are being elected, you have 110 votes - you can cast all of them for one or more directors if you so choose. No stockholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of stockholder's shares) unless the name(s) of the candidate(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's by-laws (which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any meeting of stockholders) and in accordance with Article II, Section 2.9 of the Company's by-laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the voting. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this proxy statement.

         In the election of directors, the 11 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors and on such other matters, if any, will require the affirmative vote of a majority of the shares represented and voting at the meeting provided the quorum provisions of Article II, Section 2.7 of the by-laws are met. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.

Voting of Proxies - Quorum

         The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" the election of the 11 nominees for director recommended by the Board of Directors, "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors, and on such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting). A majority of the shares entitled to vote represented either in person or by a properly executed proxy, will constitute a quorum at the meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

Revocability of Proxy

         A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or a duly executed proxy bearing a later date, or by appearing and voting by ballot in person at the meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of the actions to be voted upon.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

         At the meeting it will be proposed to elect eleven (11) directors of the Company, each to hold office until the next annual meeting and until successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 11 nominees named below.

         The following table sets forth each of the nominees for election as a director, their age, their principal occupation for the past five years and the period during which they have served as director of the Company.


-----------------------------------------------------------------------------------------------------------------
                                                   Principal Occupation                               Director
         Name                   Age               During Past Five Years                               Since
         ----                   ---               ----------------------                               -----
-----------------------------------------------------------------------------------------------------------------
Stewart C. Adams, Jr.            64    Attorney                                                         1997
-----------------------------------------------------------------------------------------------------------------
Ralph Burlington                 78    Retired, Former Co-owner San Joaquin Sulfur Co.                  1968
-----------------------------------------------------------------------------------------------------------------
Robert F. Hunnell                81    Retired, Former Owner, Hunnell's Pharmacy                        1970
-----------------------------------------------------------------------------------------------------------------
Ole R. Mettler                   84    Chairman of the Board and Retired Bank President                 1973
-----------------------------------------------------------------------------------------------------------------
James E. Podesta                 81    Orchardist                                                       1980
-----------------------------------------------------------------------------------------------------------------
George Scheideman                82    Retired, Former Produce Buyer                                    1973
-----------------------------------------------------------------------------------------------------------------
Harry C. Schumacher              81    Retired since 1997, prior thereto President of the Bank          1997
-----------------------------------------------------------------------------------------------------------------
Kent A. Steinwert                49    President and Chief Executive Officer since August 1997,         1998
                                       prior thereto, a senior officer with Bank of America
                                       National Trust and Savings Association
-----------------------------------------------------------------------------------------------------------------
Calvin (Kelly) Suess             66    Co-owner, Lodi Nut Company, Inc.                                 1990
-----------------------------------------------------------------------------------------------------------------
Carl A. Wishek, Jr.              63    Assistant Vice President of the Bank                             1988
-----------------------------------------------------------------------------------------------------------------
Kevin Sanguinetti                43    President, First American Title Co.                              2001
-----------------------------------------------------------------------------------------------------------------

         None of the directors of the Company were selected pursuant to arrangements or understandings other than with the directors and stockholders of the Company acting within their capacity as such. There are no family relationships between any of the directors, and none of the directors serves as a director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

         The Board does not anticipate that any of the nominees will be unable to serve as a director of the Company, but if that should occur before the meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                           THE NOMINEES LISTED ABOVE.

Board of Directors Meetings

         During the calendar year ending December 31, 2001, the Board of Directors of the Company met fifteen (15) times and the Board of Directors of the Bank met fifty-one (51) times. Each incumbent attended more than 75% of the meetings of the Board of Directors and Committees on which they served, except for Carl Wishek, Jr who attended 73% of such meetings.

Committees of the Board of Directors

         The Company's principal asset is its wholly owned subsidiary, Farmers & Merchants Bank of Central California (the Bank). The Directors of the Company are also Directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

         Neither the Bank nor the Company has a nominating committee.

Audit Committee

         The Audit Committee of the Bank directs the activities of the internal and independent auditors of the Company to ensure compliance with applicable laws. The Audit Committee examines the affairs of the Bank through reports of examinations made by the independent auditors, internal auditors and regulatory agencies. The committee reviews the examinations of Bank operations, loans and credits and reports the results to the Bank's Board of Directors. The Committee met twelve (12) times in 2001 and is comprised of the following members: Messrs. Hunnell (Chairperson), Burlington, and Scheideman.

Expense Committee

         The Expense Committee of the Bank reviews and examines all Company expenses on a monthly basis comparing the results with the annual budget, the previous month and prior year, and proposes recommendations for management on controllable expenses. The Committee met twelve (12) times in 2001 and is comprised of the following voting members: Messrs. Podesta (Chairperson), Suess and Wishek. Mr. Mettler is an Ex Officio member.

CRA Committee (Community Reinvestment Act)

         The CRA Committee reviews the Bank's efforts and responsibilities in accordance with the Community Reinvestment Act. The Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of all segments of the communities it serves. The Committee met twelve (12) times in 2001 and is comprised of the following voting members: Messrs. Suess (Chairperson), Podesta and Wishek. Mr. Mettler is an Ex Officio member.

Personnel Committee

         The Committee is comprised of the following voting members: Messrs. Schumacher (Chairperson), Sanguinetti and Adams. Mr. Mettler is an Ex Officio member. The Committee met ten (10) times in 2001.

Compensation Committee Interlocks and Insider Participation

         The Personnel Committee is made up of three members of the Board of Directors, none of which are officers or employees of the Company.

                        Report of the Personnel Committee
               of the Board of Directors on Executive Compensation

         The Personnel Committee of the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Board of Directors of the Bank, operating through its Personnel Committee, establishes annual executive compensation for the Chief Executive ("CEO") and the other executive officers based on performance and regulatory publications that indicate compensation paid by other Banks of similar size. This annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation, which can provide additional compensation if established performance measures are achieved.

         As described in the Summary Compensation Table, each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Bank performance measures are established each year based on the Bank's profit objectives. The extent to which these objectives are achieved determines if and what size the annual cash bonus and merit increases will be.

         In evaluating the CEO's annual salary, the Personnel Committee uses a subjective evaluation as a basis for its decisions and considers: the Bank's net income, comparative executive compensation levels of similar peer groups, safety and soundness criteria, and current economic conditions. The performance measures used in determining the CEO's annual cash bonus is based on the same income objectives as all Company employees.

                                              Respectfully Submitted,

                                              /s/ Harry C. Schmacher
                                              Harry C. Schumacher
                                              Stewart C. Adams, Jr.
                                              Kevin Sanguinetti

                    Report of the Audit Committee of the Bank

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Bank's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

         In connection with the December 31, 2001 financial statements of the Company, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2001.

         The Audit Committee has adopted a written charter in the form attached as Exhibit A.

         The Audit Committee of the Bank consists of three "independent directors," as such term defined by Rule 4200(a)(14) of the NASD's listing standards: Messrs. Hunnell (Chairperson), Burlington, and Scheideman.


                                            Respectfully submitted,


                                            /s/ Robert F. Hunnell
                                            Robert F. Hunnell
                                            Ralph Burlington
                                            George Scheideman

                            Audit and Non-Audit Fees

Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Form 10-K was $84,000. Less than 50% of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2001 were attributed to work performed by persons other than PricewaterhouseCoopers LLP's full-time, permanent employees.

All Other Fees

         The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP other than for the services described above, including tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2001 was $16,000.

         The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

         There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by PricewaterhouseCoopers LLP for fiscal year 2001.

Executive Officers

         Set forth below is certain information regarding the executive officers of the Bank, with the exception of Mr. Steinwert whose information is set forth under "Nominees":

Name and Position(s)                    Age              Principal Occupation during the Past Five Years
--------------------                    ---     ------------------------------------------------------------------
Richard S. Erichson                     54      Executive Vice President and Senior Credit Officer of the Bank
Executive Vice President                        since December 1998, prior  thereto, Senior Vice President &
& Senior Credit Officer                         Senior Commercial Banking Manager, Bank of America National Trust
                                                and Savings Association.

Donald H. Fraser                        65      Executive Vice President and Wholesale & Retail Market Manager of
Executive Vice President &                      the Bank since December  2000, prior thereto, Executive Vice
Wholesale & Retail Market                       President and Chief Operating  Officer of the Bank since April
Manager, and Secretary                          1996,  prior thereto, Senior Vice President and Chief Operating
                                                Officer of the Bank.

John R. Olson                           49      Executive Vice President and Chief Financial Officer of the Bank
Executive Vice President                        since April 1996, prior thereto, Senior Vice President and Chief
& Chief Financial Officer, and                  Financial Officer of the Bank.
Treasurer

Deborah E. Hodkin                       38      Executive Vice President & Chief  Administrative Officer of the
Executive Vice President &                      Bank since December 2000, prior thereto, Executive Vice President
Chief Administrative Officer                    & Chief Operations Officer, prior thereto, Vice President & Chief
                                                Informations Officer of Union Safe Deposit Bank since 1997, prior thereto Vice President Loan Operations Administrator of Stockt on
                                                Savings Bank.

Stephen A. Fleming                      43      Executive Vice President and Head of Retail Banking since
Executive Vice President &                      November 2001, prior thereto, Managing Director and Chief
Head ofRetail Banking                           Operating Officer, Global Project Finance Group, Bank of America
(Beginning November 2001)                      since 1980.

Chris C. Nelson                         47      Executive Vice President and Director of Retail Banking since
Executive Vice President &                      December 2001, prior thereto Vice President On-line Regional
Director of Retail Banking                      Sales  and Marketing, Wells Fargo Bank Since 2001, prior thereto
(Beginning December 2001)                       Senior Vice President, E-Commerce Bank of America since 1978.

Compensation of Directors and Executive Officers

         A director who is not a Bank employee receives a monthly fee and a fee for each Bank Board or Bank Committee Meeting attended. The monthly fee is $348.73 for each director, the Board Meeting fee is $400.00, and the Committee Meeting fee is $200.00. In addition, each outside Director received a $10,000 bonus in 2001. Directors may elect to defer receipt of some or all directors' fees.

         Directors who are not active officers in the Bank do not participate in either the Defined Benefit Pension Plan or the Profit Sharing Plan.

         Directors are permitted to participate in the Bank's group insurance plan along with salaried employees. This plan is funded 66.67% by the Bank and 33.33% by the directors who are employees and 100% by directors who are not employees.

         The Bank plans to continue the payment of such fees for regular meetings of the Board and of the Committees of the Board.

         The following table sets forth the aggregate remuneration for the services in all capacities paid by the Bank during 1999, 2000, and 2001 to the Chief Executive Officer and each of the four highest paid Executive Officers of the Bank whose total annual salary and bonus exceeded $100,000.

Summary Compensation Table                                              Long Term
                                                                       Compensation
                                              Annual Compensation         Awards
-------------------------------------------------------------------------------------
                                                                     Profit  Deferred
                                                                    Sharing   Bonus
     Name               Title               Year  Salary    Bonus    Plan     Plan
     ----               -----               ----  ------    -----    ----     ----
-------------------------------------------------------------------------------------

K.A. Steinwert President & Chief Executive  2001  $252,078 $220,000 $12,875  $81,662
               Officer (Effective Aug. 18,
               1997)                        2000   244,487  180,000  13,225    73,063

                                            1999   220,368  125,000  11,933    61,096
-------------------------------------------------------------------------------------

R.S. Erichson  Executive Vice President &   2001  $176,162 $0,000   $12,875  $ 19,461
               Senior Credit Officer
               (Effective Dec. 14, 1998)    2000   163,254   55,000  13,225    17,412

                                            1999   152,129   45,000  11,933    14,560
-------------------------------------------------------------------------------------

D.H. Fraser    Executive Vice President &   2001  $158,370 $8,000   $12,875  $ 19,461
               Wholesale & Retail Market
               Manager, and Secretary       2000   153,867   45,000  13,185    17,412

                                           1999     146,15   32,000  11,933    14,560
-------------------------------------------------------------------------------------

J.R. Olson     Executive Vice President &   2001  $163,280 $ 50,000 $12,875  $ 19,461
               Chief Financial Officer, and
               Treasurer                    2000   153,733   45,000  13,225    17,412

                                            1999   144,419   32,000  11,933    14,560
-------------------------------------------------------------------------------------

D.E. Hodkin    Executive Vice President,    2001  $170,623 $ 45,000 $12,875  $ 19,461
               Chief Administrative
               Officer (Effective           2000        --       --      --        --
               12-29-00)

-------------------------------------------------------------------------------------

Deferred Bonus Plan

         Participants under the Deferred Bonus Plan are entitled to receive cash payments based on the long-term cumulative profitability of the Bank and its subsidiaries and a bonus factor determined for each participant. Deferred bonuses become payable to eligible participants after either the participant has become vested and his or her employment at the Bank terminates or there has been a "Change in Control" as defined in the Plan.

Profit Sharing Plan

         Benefits pursuant to the Profit Sharing Plan vest 0% during the first two years of participation, 20% per full year thereafter and after seven years such benefits are fully vested.

Employment Contracts and Termination of Employment and Change in Control Arrangements

         The Bank renewed an employment agreement on December 5, 2000 with Kent
A. Steinwert as its President and Chief Executive Officer. The agreement, which expires on December 4, 2003, is automatically renewable for two-year terms unless notice is provided. The agreement provides for a minimum base salary of $250,000 annually, annual salary increases at the discretion of the Board of Directors based upon performance, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances in the event of termination of employment, Mr. Steinwert will be entitled to receive severance compensation set forth in the agreement.

         The Bank renewed an employment agreement on December 1, 2001 with Richard S. Erichson as its Executive Vice President and Senior Credit Officer. The agreement, which expires on November 30, 2004, is automatically renewable for 1-year terms unless notice is provided. The agreement provides for a minimum base salary of $178,008 annually. Annual salary increases beginning in 2003 at the times that the other salaried officers are adjusted, use of Bank-owned automobile and certain insurance benefits. Under certain circumstances in the event of termination of employment, particularly in connection with a change of control of the Bank, Mr. Erichson will be entitled to receive severance compensation set forth in the agreement.

         The Bank entered into an employment agreement on December 29, 2000 with Deborah E. Hodkin as its Executive Vice President and Chief Administrative Officer. The agreement, which expires on December 29, 2003 is automatically renewable for 1 year terms unless notice is provided. The agreement provides for a minimum base salary of $165,000 annually, annual salary increases beginning in 2002 at the times that other salaried Executive Officers are adjusted, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances in the event of termination of employment, Ms. Hodkin will be entitled to receive severance compensation set forth in the agreement.

         The Bank entered into an employment agreement on November 1, 2001 with Stephen A. Fleming as its Executive Vice President and Head of Business Banking. This agreement, which expires on November 1, 2004, is automatically renewable for one-year terms unless notice is provided. The agreement provides for a minimum base salary of $175,000 annually, annual salary increase beginning in 2003 at the times that other Executive Officers are adjusted, use of a Bank owned vehicle and certain insurance benefits. Under certain circumstances in the event of termination of employment Mr. Fleming will be entitled to receive severance compensation set forth in the agreement.

         The Bank entered into an employment agreement on December 10, 2001 with Chris C. Nelson as its Executive Vice President and Director of Retail Banking. This agreement, which expires on December 10, 2004, is automatically renewable for one-year terms unless notice is provided. The agreement provides for a minimum base salary of $145,016 annually, annual salary increases beginning in 2003 at the times that other salaried Executive Officers are adjusted, use of a Bank owned vehicle and certain insurance benefits. Under certain circumstances in the event of termination of employment, Mr. Nelson will be entitled to receive severance compensation set forth in the agreement.

         The Bank has not entered into any other employment agreements.

Defined Benefit Pension Plan

         The amount of accrued contribution to the Bank's Defined Benefit Pension Plan cannot readily be separately calculated at this time by the plan actuaries. The Bank's contribution requirement to the plan in 2001 was $40,012 as determined by the actuaries. The maximum annual retirement benefits, which any of the above named individuals would be entitled to receive, as Officers of the Bank, assuming that all applicable conditions of the plan are met, is $18,000 annually. Mr. Mettler elected to withdraw his respective vested interest the year he reached normal retirement age 65 and is no longer a participant in the Defined Benefit Pension Plan. Current rules permit the inclusion of a pension plan table demonstrating benefits payable upon retirement. Since the maximum compensation payable to any employee, including Executive Officers is $18,000 per year, a pension table has been excluded.

         Effective June 9, 2001, with the exception of employees who have reached age 55 and who have accumulated 10 years of Plan service, the Plan was amended to freeze the benefit accruals of the Plan participants. The effect of the amendment will be to freeze the participants' monthly pension benefit.

         A Money Purchase Plan was established January 1, 2001 to replace the defined benefit pension plan that was frozen effective June 9, 2001. Substantially all full-time employees of the Bank participate in the money purchase plan, with the exception of employees who have reached age 55 and who have accumulated 10 years of service and are continuing to accrue benefits in the defined benefit pension plan. Contributions to the money purchase plan are made according to a predetermined set of criteria. The Bank contributed $491,000, for the year ended December 31, 2001.

Certain Relationships and Related Transactions

         Certain directors and executive officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions, including loans, with the Bank in the ordinary course of business in 2001. Such loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

Indemnification

         The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a director is pursuant to a statutory provision outlawing loans, dividends, and distribution of assets under certain circumstances.

         The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

Compliance with Section 16(a) of The Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, required the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2001.

Performance Table

         The following table compares the yearly percentage change in the Company's cumulative total shareholder return on common stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index compiled by Media General Financial Services, Inc. of banks and bank holding companies throughout the United States (the industry group line depicted below). The table assumes an initial investment of $100 in the base year 1996 and reinvestment of dividends. Points on the table represent the performance as of the last business day of each of the years indicated. The table is not necessarily indicative of future price performance.

         The table shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this table by reference.
            Period ended December 31, 1996 through December 31, 2001

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

----------------------------------------------------------------

                              1997   1998    1999    2000   2001
                              ----   ----    ----    ----   ----
----------------------------------------------------------------

Farmers & Merchants Bancorp   108.73 131.29  199.22  214.38 268.
----------------------------------------------------------------

Industry Index                143.99 151.34  140.98  162.14 157.
----------------------------------------------------------------

AMEX Market Index             120.33 118.69  147.98  146.16 139.
----------------------------------------------------------------

Security Ownership of Certain Beneficial Owners and Management

         To the knowledge of the Company, as of the record date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock except as provided below and in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of December 31, 2001.

                 Name and Address           Amount and Nature of      Percent
Title of Class   of Beneficial Owner        Beneficial Ownership (1)  of Class
--------------   -------------------        --------------------      --------

Common Stock     Sheila M. Wishek                 50,590              7.03%
                 1704 Vallejo
                 San Francisco, CA 94123
Common Stock     C.A. Wishek, Jr.                 43,772              6.09%
                 P.O. Box 906
                 Lodi, CA 95241
Common Stock     Bruce Mettler                    36,719              5.11%
                 17901 N. Cherry Road
                 Lodi, CA 95240
----------------------
(1) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses.

         The following table shows the number of common shares and the percentage of the common shares beneficially owned (as previously discussed) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers (whose annual compensation exceeded $100,000) and by all directors and executive officers of the Company as a group as of December 31, 2001.


                                                                  Number of Shares of
                                                            Common Stock Beneficially             Percent
Name and Address of Beneficial Owner (1)                               Owned (2)                 of Class
----------------------------------------                               ---------                 --------

Stewart C. Adams, Jr.                                                      1,347                     *
Ralph Burlington                                                           2,203                     *
Richard S. Erichson                                                          743                     *
Donald H. Fraser                                                           1,050                     *
Robert F. Hunnell                                                          1,458                     *
Ole R. Mettler                                                            21,948                   3.05%
John R. Olson                                                                  0                     *
James R. Podesta                                                             870                     *
George Scheideman                                                          2,713                     *
Harry C. Schumacher                                                        4,482                     *
Kenneth W. Smith                                                              95                     *
Kent A. Steinwert                                                          3,559                     *
Calvin (Kelly) Suess                                                         679                     *
Carl A. Wishek, Jr.                                                       43,772                   6.09%
Kevin Sanguinetti                                                            405                     *
Deborah E. Hodkin                                                             11                     *
All directors and executive officers as a group (16 persons)              85,335                  11.86%
-------------------

*        Indicates less than 1%.
(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 121 West Pine Street, Lodi, CA, 95240-2184.
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses.
                                       13

                                   PROPOSAL 2
                                   ----------

                            RATIFICATION OF AUDITORS

         On October 17, 2000, as recommended by the audit committee and approved by the Board of Directors, Farmers & Merchants Bancorp engaged the accounting firm of PricewaterhouseCoopers LLP as independent accountants for the Registrant for the third quarter of 2000 and for the year ending December 31, 2000. The client-auditor relationship between Farmers & Merchants Bancorp and Arthur Andersen LLP was terminated on October 16, 2000.

         During the two most recent fiscal years and interim periods subsequent to December 31, 1999, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         Arthur Andersen LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         At the meeting a vote will be taken on a proposal to ratify the appointment of PricewaterhouseCoopers LLP, by the Board of Directors, to act as independent auditors of the Company for the year ending December 31, 2002. PricewaterhouseCoopers LLP are independent accountants. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
                                                   ---
           PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE
                         YEAR ENDING DECEMBER 31, 2002.

                              STOCKHOLDER PROPOSALS

         Under the Rules of the Securities and Exchange Commission, if a stockholder wants to include a proposal in the Company's Proxy Statement and form of proxy for presentation at the Company's 2003 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by November 15, 2002.

         Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors: nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any meeting of stockholders called for election of directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. The Company's Annual Meeting of Stockholders is expected to be held on April 21, 2003. Accordingly, any stockholder nomination for the 2003, Annual Meeting of Stockholders, to be timely, must be received by the Company not later than March 22, 2003 and not earlier than February 20, 2003. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. If the Chairman of the meeting acknowledges the nomination of a person not made in accordance with the foregoing procedures, the persons named as proxies in the proxy materials relating to the meeting will use their discretion in voting the proxies when the nomination is made at the meeting. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Donald H. Fraser, 121 W. Pine Street, Lodi, CA 95240-2184.

         According to Article II, Section 2.6 of the Company's By-Laws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the ninetieth (90/th/) day prior to such annual meeting and not later than the close of business on the later o f the seventieth (70/th/) day prior to such annual meeting or the tenth (10/th/) day following the day on which public announcement of the date of such meeting is first made. The Company's 2003 Annual Meeting of Stockholders is expected to be held on April 21, 2003. Accordingly, any stockholder proposal, to be timely, must be received by the Company no later than February 4, 2003, and no earlier than January 15, 2003. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an annual meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the meeting shall, if the factors warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted.

                                  ANNUAL REPORT

         Together with this proxy statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an annual report for the year ended December 31, 2001. The annual report contains the consolidated financial statements of the Company and its subsidiary and the report thereon of PricewaterhouseCoopers LLP, the Company's independent public accountants.

         Upon written request by any person entitled to vote at the meeting, addressed to Donald H. Fraser, Secretary of the Company, at 121 W. Pine Street, Lodi, CA 95240-2184, we will provide, without charge, a copy of the Company's 2001 Annual Report on form 10-K, including the financial statements and the schedules filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournments or postponements thereof. If any other matters should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.

         BY ORDER OF THE BOARD OF DIRECTORS


         /s/ Donald H. Fraser

         Donald H. Fraser
         Secretary

                                    Exhibit A

-------------------------------------------------------------------------------
                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

The Audit Committee Charter provides general guidelines for members of the Audit Committee (Committee) for the Board of Directors of Farmers & Merchants Bank of Central California (Bank). These guidelines will assist the Committee in its efforts to ensure ongoing adequacy of the Bank's internal audit system as recommended by section 132 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), Securities Exchange Commission and the AICPA's Auditing Standards Board.

COMMITTEE MEMBERSHIP

The Committee shall be composed of at least three outside Directors of the Board. The Board shall annually determine whether members are "independent of management" of the Bank. At least one member of the Committee shall have accounting or financial management expertise.

COMMITTEE MEETINGS

The Committee shall meet at least bi-monthly to review all recent audit reports (including reports by internal auditors, independent public accountants, and/or regulatory agencies). Management reports shall also be reviewed as they relate to audit findings. The Committee shall maintain and report to the Board, minutes and other relevant records of their meetings and decisions.

AUDIT SYSTEM

The Committee shall approve an internal audit system, which provides for:

    .    AUDIT PROGRAMS.  These items will be annually presented by the auditor:
         >>  Scope and frequency of the audit work
         >>  Documentation of the work performed
         >>  Conclusions reached and reports issued

    . PROGRAM EFFECTIVENESS. Audit Reports and responses thereto shall be presented to determine if controls are effective and if appropriate corrective action has been taken.

    . AUDIT ARRANGEMENTS. The independent auditor, operations auditor and credit examination vendors are ultimately accountable to the Board of Directors and Audit Committee. It is management's responsibility to evaluate and recommend vendor selection and replacement. It is the Committee's responsibility to review management's recommendation and recommend approval to the Board of Directors. It is the Board's responsibility to approve and replace the independent auditor, if deemed appropriate or necessary. The following information shall be presented to the Committee with Management's recommendations at least annually:
         >> Written Agreement. Annual written contract or engagement letter. >> Vendor Competence. A resume and references for each individual responsible for maintaining the audit relationship.
         >>  Vendor Independence.  A formal written statement of independence.

FINANCIAL REPORTING
The Committee shall:
>> Review the company's Forms 10-Q and 10K prior to presentation to the Board and filing with the Securities Exchange Commission.
>> Report to the Board that its members have reviewed the Forms 10-Q and 10K, and whether anything came to the attention of the Committee members which caused them to believe that the audited financial statements contain any materially misleading statements or omit any material information.
>> Ensure that a copy of this Charter is disclosed in the proxy statement every three years.

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE      FARMERS & MERCHANTS BANCORP

                                                                                                                  With-   For All
                                                                1. ELECTION OF DIRECTORS of all             For   hold    Except
       ANNUAL MEETING OF STOCKHOLDERS                              nominees listed (except as marked to     [_]   [_]     [_]
              APRIL 15, 2002                                       the contrary below):

      This Proxy is solicited on behalf of the Board of            Stewart C. Adams, Jr., Ralph Burlington, Robert F. Hunnell,
Directors.                                                         Ole R. Mettler, James E. Podesta, Kevin Sanguinetti,
                                                                   George Scheldeman, Harry C. Schumacher, Kent A. Steinwert,
    The undersigned hereby appoint(s) Ole R. Mettler,              Calvin (Kelly) Suess and Carl A. Wishek, Jr.
Ralph Burlington and Kent A. Steinwert and any of them with
full power of substitution as Proxy of the undersigned, to
attend the Annual Meeting of Stockholders of Farmers &          INSTRUCTION: To withold authority to vote for any individual
Merchants Bancorp to be held at Lodi, California, at 4:00pm.,   nominee, mark "For All Except" and write that nominee's name in
on April 15, 2002 and any adjournment thereof, and to vote      the space provided below.
the number of shares the undersigned would be entitled to
vote if personally present as indicated hereon:                 _________________________________________________________________

                                                                2. PROPOSAL TO RATIFY THE                   For  Against  Abstain
                                                                   APPOINTMENT of Pricewater-               [_]  [_]      [_]
                                                                   houseCoopers LLP as independent
                                                                   public accountants of the Bancorp.

                                                                3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE,
                                                                THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER ITEM 1
                                          ___________________   AND IN FAVOR OF ITEM 2. THIS PROXY CONFERS ON THE PROXYHOLDERS
Please be sure to sign and date           Date                  THE POWER OF CUMULATIVE VOTING AS DESCRIBED IN SUCH PROXY
  this Proxy in the box below.                                  STATEMENT.
---------------------------------         ___________________
                                                                   Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as
                                                                attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized
__ Stockholder sign above __ Co-holder (if any) sign above __   person.

---------------------------------------------------------------------------------------------------------------------------------

  . Detach above card, sign, date and mail in postage paid envelope provided.

                           FARMERS & MERCHANTS BANCORP
--------------------------------------------------------------------------------
                  PLEASE MARK, DATE, SIGN AND RETURN THE PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________________________

______________________________________________

______________________________________________